UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2010

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-12441	41-1276891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One St. Jude Medical Drive
St. Paul, Minnesota 55117

(Address of principal executive offices, including zip code)

(651) 756-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On December 6, 2010, St. Jude Medical, Inc. (the “Company”) and U.S. Bank National Association, as trustee (the “Trustee” and, together with the Company, the “Parties”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture (the “Indenture”), dated as of July 28, 2009, by and between the Parties. The Indenture was filed as Exhibit 4.1 to the Company’s 8-K filed with the Securities and Exchange Commission on July 28, 2009. The Third Supplemental Indenture relates to the Company’s 2.500% Senior Notes due 2016 (the “Notes”). On December 6, 2010, the Company issued and sold $500 million aggregate principal amount of the Notes in a public offering pursuant to the Company’s Registration Statement on Form S-3 (No. 333-160726) filed with the Securities and Exchange Commission on July 22, 2009. The Third Supplemental Indenture includes the form of the Notes.

The Notes will pay interest semi-annually at a rate of 2.500% per annum until January 15, 2016. The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include the repayment of certain of the Company’s existing indebtedness and the repurchase of its outstanding common stock pursuant to its authorized share repurchase program.

The Third Supplemental Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of certain of its subsidiaries to create or incur secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries and also requires the Company to offer to repurchase the Notes upon certain change of control events.

The Company may redeem the notes, in whole or in part, at any time and from time to time at the applicable redemption price described in the form of the Notes.

The Third Supplemental Indenture is filed herewith as Exhibit 4.1. The description of the Third Supplemental Indenture herein is qualified by reference thereto.

Item 2.03.   Creation of a Direct Financial Obligation of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Third Supplemental Indenture, dated as of December 6, 2010, between the Company and U.S. Bank National Association, as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Dated: December 6, 2010	By:	/s/ Pamela S. Krop
		Name:	Pamela S. Krop
		Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Third Supplemental Indenture, dated as of December 6, 2010, between the Company and U.S. Bank National Association, as Trustee.